Exhibit 99.1

2
Forward-Looking Statement
This presentation contains forward-looking
statements, which are subject to risks and
uncertainties. Additional discussion of factors
that could cause actual results to differ materially
from management’s projections, forecasts,
estimates, and expectations is contained in the
CarMax, Inc. SEC filings.

3
CarMax Today
Used Car Superstores
Nation’s largest used car retailer
71 used car superstores
34 markets
FY06:
• Sales:        $6.3 Bn     +19%
• Net profit:  $134 mm  +32%
Orlando
Tampa
Miami / Ft. Lauderdale
Baltimore / DC
Chicago
Charlotte
Greensboro Greensboro
Mid-sized Markets (26)
Large Markets (8)
Greenville
Birmingham
Memphis
Louisville
Indianapolis
Columbia
1
1
2
1
2
1
1
1
1
2
2
2
2
2
2
5
4
4
8
4
4
1
1 1
1
2
5
1
1
Jacksonville
Houston
San Antonio
Austin
Sacramento
1
Salt Lake
City
Nashville
Knoxville
Albuquerque
Las Vegas
Kansas City
Richmond
Atlanta
Raleigh
Los Angeles
1
Va. Beach
1 1
Wichita
1
Hartford
2
Columbus
1
Oklahoma City
Dallas/Fort Worth

4
CarMax Today
Sustainable Store Growth Restarted
0
0
1
2
4
7
18
29
33
33
35
42
49
58
67
78
0
20
40
60
80
Prototype
Development
Prototype
Refinement
Competitive
Response
(Rapid Growth)
Stabilization
Growth Restart

5
CarMax Today
Unit Growth Continued
0
0
1,300
5,574
19,618
31,701
56,594
96,915
111,247
132,868
164,062
190,135
224,099
253,168
289,888
0
50,000
100,000
150,000
200,000
250,000
300,000
FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06
Competitive
Response
(Rapid Growth)
Stabilization
Growth Restart
Prototype
Refinement
Prototype
Development

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CarMax Today
Profitability Established
$0
($25)
($2)
($4) ($5)
($9)
($34)
($24)
$.5
$44
$89
$90
$110
$101
$134
($50)
$0
$50
$100
$150
$200
FY92 FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06
Prototype
Development
Prototype
Refinement
Competitive
Response
(Rapid Growth)
Stabilization
Growth Restart
* Revised for the effects of stock-based compensation expense

7 Results FY06 FY07e Used unit comp growth 4% 2%-- 8% Total sales growth 19% Net earnings growth 32% EPS $1.27 $1.25 -- $1.47 After adoption of SFAS 123R

8 1Q FY07 Results FY07 Used unit comp growth 6% Used unit sales growth 14% Total sales growth 19% Net earnings growth 54% EPS 53¢ After adoption of SFAS 123R

9 What Is CarMax? Unique retail opportunity Provides superior economic returns

10 CarMax Sells More Cars Unit Sales / Store CarMax (FY06) 5,040 used Public new car dealers 1,640 new & used Average new car dealer 1,325 new & used Source: CarMax estimates and NADA 2005

11 CarMax Gains Market Share Used Car Comp Unit Sales 2005 4-Year Average CarMax (FY06) +4% +5% Public new car dealers 0% (4)% Source: Company reports and CarMax estimates

12 Why Does CarMax Work? Used car focus Consumer-preferred concept Process-driven competitive advantages Organic growth plan

13 Used Car Focus Used Unit Sales Mix % Per month CarMax (FY06) 93% 420 Public new car dealers 35% 50 Average new car dealer 41% 45 Source: Published auto retailer reports and NADA 2005

14 Why Used Cars? Huge, fragmented business Non-commodity Stable

15
Used Vehicle Sales Stable
Source: Manheim Auctions
-12.0%
-6.0%
0.0%
6.0%
12.0%
1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005e
% Change New Vehicle Unit Sales
% Change Used Vehicle Unit Sales

16 Consumer-Preferred Concept Low, no-haggle prices Huge selection of late-model used cars Guaranteed quality Customer-friendly service

17 Proprietary Operating Process Finance Originations Purchasing/ Inventory Management Reconditioning Consumer Consumer Offer Offer

FORTUNE®
100 BEST
COMPANIES
TO WORK FOR
2006

FORTUNE®
AMERICA'S MOST
2006 ADMIRED COMPANIES
Industry Champion – Ranked #1

CARMAX

18 Fortune Magazine Recognition • Two years running (2005, 2006) • Only auto retailer or manufacturer on list • Voted #1 in Automotive Retailing

19 Organic Growth Creates value Not acquisition dependent Not 3 rd -party constrained

20 Opportunity Scale Market: $280 Bn Currently 30% of U.S. Mature Stores 8% - 10% market share

21
Growth Plan
(FY06 – FY10)
5-year goal: $10 - $12 Bn
Comp used unit growth: 4%  - 8%
New store openings 15% - 20%
New store openings
Store margin expansion
Fixed overhead leverage
Profit Growth
Sales Growth

22
FY07 Planned New Superstores
Fredericksburg
(DC / Richmond)
Gastonia
(Charlotte)
1
1
1
Austin South
Atlanta
Burbank
(Los Angeles)
New Stores Remaining to be Opened New Stores Remaining to be Opened
1
Oklahoma City
1
Hartford
Charlottesville
(Richmond)
2
Columbus
1
Car Buying Center Test Car Buying Center Test
1 1
Fresno
New Stores Opened to Date New Stores Opened to Date
1 New Haven

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